UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

Item 5.07. Submission of Matters to a Vote of Security Holders.

UDR, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2022.  At the Annual Meeting, the Company’s shareholders voted on the election of ten nominated directors to serve for the ensuing year, a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers and a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

As of March 21, 2022, the record date for the Annual Meeting, there were 318,401,530 shares of the Company’s common stock, 2,695,363 shares of its Series E preferred stock, and 12,455,650 shares of its Series F preferred stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. At the Annual Meeting, all of the ten directors were elected and all of the matters submitted for approval were approved. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting.

1.  At the Annual Meeting, the Company’s shareholders elected, by the vote indicated below, the following ten persons as directors of the Company, each to serve as such until the Company’s annual meeting of shareholders to be held in 2023, or until his or her respective successor is duly elected and qualified:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katherine A. Cattanach	270,694,812	16,079,300	152,408	11,394,215
Jon A. Grove	266,878,533	19,873,606	174,381	11,394,215
Mary Ann King	283,919,132	2,856,856	150,532	11,394,215
James D. Klingbeil	254,085,770	32,489,837	350,913	11,394,215
Clint D. McDonnough	281,689,158	5,071,896	165,466	11,394,215
Robert A. McNamara	276,823,834	9,945,744	156,942	11,394,215
Diane M. Morefield	283,800,782	2,955,806	169,932	11,394,215
Kevin C. Nickelberry	284,563,758	2,182,740	180,022	11,394,215
Mark R. Patterson	256,887,234	29,861,257	178,029	11,394,215
Thomas W. Toomey	264,486,469	20,007,021	2,433,030	11,394,215

2. At the Annual Meeting, the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, by the votes indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
233,623,684	52,949,117	353,719	11,394,215

3. At the Annual Meeting, the shareholders approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022, by the votes indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
284,680,447	13,468,609	171,679	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 24, 2022	By:	/s/ David G. Thatcher
David G. Thatcher
Senior Vice President and General Counsel